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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of report (Date of earliest event reported)  June 6, 2008

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

Nevada                                  000-51859                     98-0372780
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(State or Other Jurisdiction          (Commission                  (IRS Employer
of Incorporation)                     File Number)           Identification No.)


      1077 Business Center Circle, Newbury Park, California          91320
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           (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in
               Fiscal Year.

On June 6, 2008, the Board of Directors of the Registrant unanimously adopted and approved resolutions to amend and restate the bylaws of the Registrant in their entirety to amend Section 1.1 of the bylaws to read as follows:

"Annual Meetings. The Board of Directors shall, if required by applicable law, hold an annual meeting of stockholders and may otherwise choose to hold an annual meeting of stockholders. If an annual meeting of stockholders is held, such annual meeting may be held in June of each year or on such date as may be fixed, from time to time, by a majority of the Board of Directors."

A copy of the amended and restated bylaws of the Registrant as adopted on June 6, 2008 is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

Exhibit No.    Description
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3.1            Amended and Restated Bylaws of Electronic Sensor Technology, Inc.
               as adopted on June 6, 2008.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ELECTRONIC SENSOR TECHNOLOGY, INC.


Date: June 12, 2008                 By:  /s/ Barry S. Howe
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                                    Name:  Barry S. Howe
                                    Title: President and Chief Executive Officer